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                                  EXHIBIT 23.1




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-826) pertaining to the 1992 Long-Term Stock Incentive Plan of Amerin Corporation of our report dated March 17, 1997, with respect to the consolidated financial statements and schedules of Amerin Corporation and subsidiaries included in its Annual Report on Form 10-K for the year ended December 31, 1996.







                                                 ERNST & YOUNG LLP


Chicago, Illinois
March 25, 1997


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